Redeemable Noncontrolling Interest	12 Months Ended
Dec. 02, 2012
Redeemable Noncontrolling Interest
Redeemable Noncontrolling Interest

Note 17: Redeemable Noncontrolling Interest

        The Company is party to a put and call arrangement with respect to the common securities that represent the 55% noncontrolling interest from the acquisition of Comfort Revolution. The call arrangement may be exercised by the Company upon the fifth anniversary of the acquisition date. Likewise, the put arrangement may be exercised by the CR Member upon the sixth anniversary of the acquisition date. The redemption value of both the put and the call arrangement is equal to 7.5 times earnings before interest, taxes, depreciation and amortization ("EBITDA"), as defined in the related LLC agreement, of Comfort Revolution for the preceding 12 months, adjusted for net debt outstanding and multiplied by the 55% ownership interest held by the CR Member. Due to the existing put and call arrangements, the noncontrolling interest is considered to be redeemable in accordance with the related authoritative accounting guidance and is recorded on the balance sheet as a redeemable noncontrolling interest outside of permanent equity. The redeemable noncontrolling interest is recognized at the higher of 1) the accumulated earnings associated with the noncontrolling interest or 2) the redemption value as of the balance sheet date. At December 2, 2012, the redeemable noncontrolling interest was recorded based on the fair value upon acquisition and the accumulated losses of Comfort Revolution since the acquisition date. The redemption amount as of December 2, 2012 is an insignificant amount.

        A reconciliation of redeemable noncontrolling interests for the year ended December 2, 2012 is as follows (in thousands):

Balance, beginning of period	$—
Acquisition of redeemable noncontrolling interest	12,222
Net loss attributable to noncontrolling interest	(1,187)

Balance, end of period	$11,035